                                                               SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President
                                                         as of February 6, 2013

                         EXHIBIT "A" - RETAIL FUNDS/1/
                         -----------------------------

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                  CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION    CURRENT LIMIT          DATE
----                                              ------------ ----------  ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                                 Contractual     1.05%       May 23, 2011      June 30, 2013
   Class B Shares                                 Contractual     1.22%/2/    May 23, 2011      June 30, 2013
   Class C Shares                                 Contractual     1.80%       May 23, 2011      June 30, 2013
   Class R Shares                                 Contractual     1.30%       May 23, 2011      June 30, 2013
   Class R5 Shares                                Contractual     0.80%       May 23, 2011      June 30, 2013
   Class R6 Shares                                Contractual     0.80%    September 24, 2012   June 30, 2013
   Class Y Shares                                 Contractual     0.80%       May 23, 2011      June 30, 2013
Invesco American Franchise Fund
   Class A Shares                                 Contractual     2.00%       July 1, 2013      June 30, 2014
   Class B Shares                                 Contractual     2.75%       July 1, 2013      June 30, 2014
   Class C Shares                                 Contractual     2.75%       July 1, 2013      June 30, 2014
   Class R Shares                                 Contractual     2.25%       July 1, 2013      June 30, 2014
   Class R5 Shares                                Contractual     1.75%       July 1, 2013      June 30, 2014
   Class R6 Shares                                Contractual     1.75%       July 1, 2013      June 30, 2014
   Class Y Shares                                 Contractual     1.75%       July 1, 2013      June 30, 2014
Invesco California Tax-Free Income Fund
   Class A Shares                                 Contractual     1.50%       July 1, 2012      June 30, 2013
   Class B Shares                                 Contractual     2.00%       July 1, 2012      June 30, 2013
   Class C Shares                                 Contractual     2.00%       July 1, 2012      June 30, 2013
   Class Y Shares                                 Contractual     1.25%       July 1, 2012      June 30, 2013
Invesco Core Plus Bond Fund
   Class A Shares                                 Contractual     0.75%       June 6, 2011    December 31, 2013
   Class B Shares                                 Contractual     1.50%       June 6, 2011    December 31, 2013
   Class C Shares                                 Contractual     1.50%       June 6, 2011    December 31, 2013
   Class R Shares                                 Contractual     1.00%       June 6, 2011    December 31, 2013
   Class R5 Shares                                Contractual     0.50%       June 6, 2011    December 31, 2013
   Class R6 Shares                                Contractual     0.50%    September 24, 2012 December 31, 2013
   Class Y Shares                                 Contractual     0.50%       June 6, 2011    December 31, 2013
Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                                 Contractual     2.00%       July 1, 2012      June 30, 2013
   Class B Shares                                 Contractual     2.75%       July 1, 2012      June 30, 2013
   Class C Shares                                 Contractual     2.75%       July 1, 2012      June 30, 2013
   Class R Shares                                 Contractual     2.25%       July 1, 2012      June 30, 2013
   Class R6 Shares                                Contractual     1.75%    September 24, 2012   June 30, 2013
   Class Y Shares                                 Contractual     1.75%       July 1, 2012      June 30, 2013
Invesco Equity and Income Fund
   Class A Shares                                 Contractual     1.50%       July 1, 2012      June 30, 2013
   Class B Shares                                 Contractual     2.25%       July 1, 2012      June 30, 2013
   Class C Shares                                 Contractual     2.25%       July 1, 2012      June 30, 2013
   Class R Shares                                 Contractual     1.75%       July 1, 2012      June 30, 2013
   Class R5 Shares                                Contractual     1.25%       July 1, 2012      June 30, 2013
   Class R6 Shares                                Contractual     1.25%    September 24, 2012   June 30, 2013
   Class Y Shares                                 Contractual     1.25%       July 1, 2012      June 30, 2013
Invesco Floating Rate Fund
   Class A Shares                                 Contractual     1.50%      April 14, 2006     June 30, 2013
   Class C Shares                                 Contractual     2.00%      April 14, 2006     June 30, 2013
   Class R Shares                                 Contractual     1.75%      April 14, 2006     June 30, 2013
   Class R5 Shares                                Contractual     1.25%      April 14, 2006     June 30, 2013
   Class R6 Shares                                Contractual     1.25%    September 24, 2012   June 30, 2013
   Class Y Shares                                 Contractual     1.25%     October 3, 2008     June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                              ------------ ---------- ------------------ -------------
Invesco Global Real Estate Income Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                                Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
Invesco Growth and Income Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R6 Shares                                Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2012    June 30, 2013
Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                                 Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class Y Shares                                 Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco S&P 500 Index Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2012    June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2012    June 30, 2013
Invesco Small Cap Discovery Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                                Contractual     1.75%   September 24, 2012 June 30, 2013
   Class R6 Shares                                Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2012    June 30, 2013
Invesco U.S. Quantitative Core Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2012    June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2012    June 30, 2013
   Investor Class Shares                          Contractual     2.00%      July 1, 2012    June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                              ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                                 Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                                Contractual     1.75%   September 24, 2012 June 30, 2013
   Class S Shares                                 Contractual     1.90%   September 25, 2009 June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                              ------------ ---------- ------------------ -------------
Invesco Constellation Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                                 Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2009    June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
Invesco Disciplined Equity Fund
   Class Y Shares                                 Contractual     1.75%     July 14, 2009    June 30, 2013
Invesco Diversified Dividend Fund
   Class A Shares                                 Contractual     0.95%     July 18, 2011    June 30, 2013
   Class B Shares                                 Contractual     1.70%     July 18, 2011    June 30, 2013
   Class C Shares                                 Contractual     1.70%     July 18, 2011    June 30, 2013
   Class R Shares                                 Contractual     1.20%     July 18, 2011    June 30, 2013
   Class R5 Shares                                Contractual     0.70%     July 18, 2011    June 30, 2013
   Class R6 Shares                                Contractual     0.70%   September 24, 2012 June 30, 2013
   Class Y Shares                                 Contractual     0.70%     July 18, 2011    June 30, 2013
   Investor Class Shares                          Contractual     0.95%     July 18, 2011    June 30, 2013
Invesco Diversified Dividend Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2013    June 30, 2014
   Class B Shares                                 Contractual     2.75%      July 1, 2013    June 30, 2014
   Class C Shares                                 Contractual     2.75%      July 1, 2013    June 30, 2014
   Class R Shares                                 Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                                Contractual     1.75%      July 1, 2013    June 30, 2014
   Class R6 Shares                                Contractual     1.75%      July 1, 2013    June 30, 2014
   Class Y Shares                                 Contractual     1.75%      July 1, 2013    June 30, 2014
   Investor Class Shares                          Contractual     2.00%      July 1, 2013    June 30, 2014
Invesco Summit Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class P Shares                                 Contractual     1.85%      July 1, 2009    June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2009    June 30, 2013
   Class S Shares                                 Contractual     1.90%   September 25, 2009 June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                  CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF  EXPIRATION
FUND                                               VOLUNTARY   LIMITATION    CURRENT LIMIT       DATE
----                                              ------------ ----------  ----------------- -------------
Invesco European Small Company Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009    June 30, 2013
   Class B Shares                                 Contractual     3.00%      July 1, 2009    June 30, 2013
   Class C Shares                                 Contractual     3.00%      July 1, 2009    June 30, 2013
   Class Y Shares                                 Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco Global Core Equity Fund
   Class A Shares                                 Contractual     1.25%      May 23, 2011    June 30, 2013
   Class B Shares                                 Contractual     1.52%/2/   May 23, 2011    June 30, 2013
   Class C Shares                                 Contractual     2.00%      May 23, 2011    June 30, 2013
   Class R Shares                                 Contractual     1.50%      May 23, 2011    June 30, 2013
   Class R5 Shares                                Contractual     1.00%      May 23, 2011    June 30, 2013
   Class Y Shares                                 Contractual     1.00%      May 23, 2011    June 30, 2013
Invesco Global Core Equity Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2013    June 30, 2014
   Class B Shares                                 Contractual     3.00%      July 1, 2013    June 30, 2014
   Class C Shares                                 Contractual     3.00%      July 1, 2013    June 30, 2014
   Class R Shares                                 Contractual     2.50%      July 1, 2013    June 30, 2014
   Class R5 Shares                                Contractual     2.00%      July 1, 2013    June 30, 2014
   Class Y Shares                                 Contractual     2.00%      July 1, 2013    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                              ------------ ---------- ------------------ -------------
Invesco International Small Company Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009    June 30, 2013
   Class B Shares                                 Contractual     3.00%      July 1, 2009    June 30, 2013
   Class C Shares                                 Contractual     3.00%      July 1, 2009    June 30, 2013
   Class R5 Shares                                Contractual     2.00%      July 1, 2009    June 30, 2013
   Class R6 Shares                                Contractual     2.00%   September 24, 2012 June 30, 2013
   Class Y Shares                                 Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco Small Cap Equity Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                                 Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                                Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                                 Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                                Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                                 Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                                 Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                                Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                                 Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                                Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                                Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                                Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                                 Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                                 Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                                Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                                 Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                                 Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                                Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                                 Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                                Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                                Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                                Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                                 Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                                 Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                                Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                                 Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                                 Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                                Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                                 Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                                Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                                Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                                Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                                 Contractual     0.00%    November 4, 2009  April 30, 2014

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                 Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                                Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                                 Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                                 Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                                Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                                 Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                                Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                                Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                                Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                                 Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                 Contractual     0.25%    November 4, 2009  April 30, 2014
   Class AX Shares                                Contractual     0.25%   February 12, 2010  April 30, 2014
   Class B Shares                                 Contractual     1.00%    November 4, 2009  April 30, 2014
   Class C Shares                                 Contractual     1.00%    November 4, 2009  April 30, 2014
   Class CX Shares                                Contractual     1.00%   February 12, 2010  April 30, 2014
   Class R Shares                                 Contractual     0.50%    November 4, 2009  April 30, 2014
   Class R5 Shares                                Contractual     0.00%    November 4, 2009  April 30, 2014
   Class R6 Shares                                Contractual     0.00%   September 24, 2012 April 30, 2014
   Class RX Shares                                Contractual     0.50%   February 12, 2010  April 30, 2014
   Class Y Shares                                 Contractual     0.00%    November 4, 2009  April 30, 2014
Invesco Conservative Allocation Fund
   Class A Shares                                 Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R Shares                                 Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                                Contractual     1.25%      July 1, 2012    June 30, 2013
   Class S Shares                                 Contractual     1.40%      July 1, 2012    June 30, 2013
   Class Y Shares                                 Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco Convertible Securities Fund
   Class A Shares                                 Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                                Contractual     1.25%      July 1, 2012    June 30, 2013
   Class R6 Shares                                Contractual     1.25%   September 24, 2012 June 30, 2013
   Class Y Shares                                 Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco Global Quantitative Core Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009    June 30, 2013
   Class B Shares                                 Contractual     3.00%      July 1, 2009    June 30, 2013
   Class C Shares                                 Contractual     3.00%      July 1, 2009    June 30, 2013
   Class R Shares                                 Contractual     2.50%      July 1, 2009    June 30, 2013
   Class R5 Shares                                Contractual     2.00%      July 1, 2009    June 30, 2013
   Class Y Shares                                 Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco Growth Allocation Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2012    June 30, 2013
   Class S Shares                                 Contractual     1.90%      July 1, 2012    June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2012    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                                 Contractual     0.25%      May 1, 2012     April 30, 2014
   Class B Shares                                 Contractual     1.00%      May 1, 2012     April 30, 2014
   Class C Shares                                 Contractual     1.00%      May 1, 2012     April 30, 2014
   Class R Shares                                 Contractual     0.50%      May 1, 2012     April 30, 2014
   Class R5 Shares                                Contractual     0.00%      May 1, 2012     April 30, 2014
   Class Y Shares                                 Contractual     0.00%      May 1, 2012     April 30, 2014
Invesco International Allocation Fund
   Class A Shares                                 Contractual     2.25%      May 1, 2012     June 30, 2013
   Class B Shares                                 Contractual     3.00%      May 1, 2012     June 30, 2013
   Class C Shares                                 Contractual     3.00%      May 1, 2012     June 30, 2013
   Class R Shares                                 Contractual     2.50%      May 1, 2012     June 30, 2013
   Class R5 Shares                                Contractual     2.00%      May 1, 2012     June 30, 2013
   Class Y Shares                                 Contractual     2.00%      May 1, 2012     June 30, 2013
Invesco Leaders Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     3.00%      July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     3.00%      July 1, 2012    June 30, 2013
   Class Y Shares                                 Contractual     2.00%      July 1, 2012    June 30, 2013
Invesco Mid Cap Core Equity Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                                 Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                                Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
Invesco Moderate Allocation Fund
   Class A Shares                                 Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R Shares                                 Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                                Contractual     1.25%      July 1, 2012    June 30, 2013
   Class S Shares                                 Contractual     1.40%      July 1, 2012    June 30, 2013
   Class Y Shares                                 Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco Small Cap Growth Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                                 Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                                Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco U.S. Mortgage Fund
   Class A Shares                                 Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                                Contractual     1.25%      July 1, 2012    June 30, 2013
   Class Y Shares                                 Contractual     1.25%      July 1, 2012    June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                              ------------ ---------- ----------------- -------------
Invesco Asia Pacific Growth Fund
   Class A Shares                                 Contractual     2.25%     July 1, 2009    June 30, 2013
   Class B Shares                                 Contractual     3.00%     July 1, 2009    June 30, 2013
   Class C Shares                                 Contractual     3.00%     July 1, 2009    June 30, 2013
   Class Y Shares                                 Contractual     2.00%     July 1, 2009    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco European Growth Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2013
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2013
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2013
   Class R Shares                                 Contractual     2.50%      July 1, 2009      June 30, 2013
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2013
   Investor Class Shares                          Contractual     2.25%      July 1, 2009      June 30, 2013
Invesco Global Growth Fund
   Class A Shares                                 Contractual     1.32%   December 19, 2011  December 31, 2012
   Class B Shares                                 Contractual     2.07%   December 19, 2011  December 31, 2012
   Class C Shares                                 Contractual     2.07%   December 19, 2011  December 31, 2012
   Class R5 Shares                                Contractual     1.07%   December 19, 2011  December 31, 2012
   Class R6 Shares                                Contractual     1.07%   September 24, 2012 December 31, 2012
   Class Y Shares                                 Contractual     1.07%   December 19, 2011  December 31, 2012
Invesco Global Growth Fund
   Class A Shares                                 Contractual     2.25%    January 1, 2013     June 30, 2013
   Class B Shares                                 Contractual     3.00%    January 1, 2013     June 30, 2013
   Class C Shares                                 Contractual     3.00%    January 1, 2013     June 30, 2013
   Class R5 Shares                                Contractual     2.00%    January 1, 2013     June 30, 2013
   Class R6 Shares                                Contractual     2.00%    January 1, 2013     June 30, 2013
   Class Y Shares                                 Contractual     2.00%    January 1, 2013     June 30, 2013
Invesco Global Opportunities Fund
   Class A Shares                                 Contractual     1.36%     August 1, 2012   February 28, 2014
   Class C Shares                                 Contractual     2.11%     August 1, 2012   February 28, 2014
   Class R Shares                                 Contractual     1.61%     August 1, 2012   February 28, 2014
   Class R5 Shares                                Contractual     1.11%     August 1, 2012   February 28, 2014
   Class R6 Shares                                Contractual     1.11%   September 24, 2012 February 28, 2014
   Class Y Shares                                 Contractual     1.11%     August 1, 2012   February 28, 2014
Invesco Select Opportunities Fund
   Class A Shares                                 Contractual     1.51%     August 1, 2012   February 28, 2014
   Class C Shares                                 Contractual     2.26%     August 1, 2012   February 28, 2014
   Class R Shares                                 Contractual     1.76%     August 1, 2012   February 28, 2014
   Class R5 Shares                                Contractual     1.26%     August 1, 2012   February 28, 2014
   Class R6 Shares                                Contractual     1.26%   September 24, 2012 February 28, 2014
   Class Y Shares                                 Contractual     1.26%     August 1, 2012   February 28, 2014
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2013
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2013
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2013
   Class R5 Shares                                Contractual     2.00%      July 1, 2009      June 30, 2013
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2013
Invesco International Core Equity Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2013
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2013
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2013
   Class R Shares                                 Contractual     2.50%      July 1, 2009      June 30, 2013
   Class R5 Shares                                Contractual     2.00%      July 1, 2009      June 30, 2013
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2013
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2013
   Investor Class Shares                          Contractual     2.25%      July 1, 2009      June 30, 2013
Invesco International Growth Fund
   Class A Shares                                 Contractual     1.40%      May 23, 2011      June 30, 2013
   Class B Shares                                 Contractual     2.15%      May 23, 2011      June 30, 2013
   Class C Shares                                 Contractual     2.15%      May 23, 2011      June 30, 2013
   Class R Shares                                 Contractual     1.65%      May 23, 2011      June 30, 2013
   Class R5 Shares                                Contractual     1.15%      May 23, 2011      June 30, 2013
   Class R6 Shares                                Contractual     1.15%   September 24, 2012   June 30, 2013
   Class Y Shares                                 Contractual     1.15%      May 23, 2011      June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                              ------------ ---------- ----------------- -------------
Invesco International Growth Fund
   Class A Shares                                 Contractual     2.25%     July 1, 2013    June 30, 2014
   Class B Shares                                 Contractual     3.00%     July 1, 2013    June 30, 2014
   Class C Shares                                 Contractual     3.00%     July 1, 2013    June 30, 2014
   Class R Shares                                 Contractual     2.50%     July 1, 2013    June 30, 2014
   Class R5 Shares                                Contractual     2.00%     July 1, 2013    June 30, 2014
   Class R6 Shares                                Contractual     2.00%     July 1, 2013    June 30, 2014
   Class Y Shares                                 Contractual     2.00%     July 1, 2013    June 30, 2014

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2013
   Class R Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2012      June 30, 2013
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2013
Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                 Contractual     1.22%   November 29, 2010    June 30, 2014
   Class B Shares                                 Contractual     1.97%   November 29, 2010    June 30, 2014
   Class C Shares                                 Contractual     1.97%   November 29, 2010    June 30, 2014
   Class R Shares                                 Contractual     1.47%   November 29, 2010    June 30, 2014
   Class R5 Shares                                Contractual     0.97%   November 29, 2010    June 30, 2014
   Class R6 Shares                                Contractual     0.97%   September 24, 2012   June 30, 2014
   Class Y Shares                                 Contractual     0.97%   November 29, 2010    June 30, 2014
Invesco China Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2013
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2013
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2013
   Class R5 Shares                                Contractual     2.00%      July 1, 2009      June 30, 2013
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2013
Invesco Developing Markets Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2013
   Class B Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2013
   Class C Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2013
   Class R5 Shares                                Contractual     2.00%      July 1, 2012      June 30, 2013
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2013
   Class Y Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2013
Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                 Contractual     1.24%     June 14, 2010    February 28, 2014
   Class B Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2014
   Class C Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2014
   Class R Shares                                 Contractual     1.49%     June 14, 2010    February 28, 2014
   Class Y Shares                                 Contractual     0.99%     June 14, 2010    February 28, 2014
   Class R5 Shares                                Contractual     0.99%     June 14, 2010    February 28, 2014
   Class R6 Shares                                Contractual     0.99%   September 24, 2012 February 28, 2014
Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual     1.85%      May 11, 2011    February 28, 2014
   Class C Shares                                 Contractual     2.60%      May 11, 2011    February 28, 2014
   Class R Shares                                 Contractual     2.10%      May 11, 2011    February 28, 2014
   Class R5 Shares                                Contractual     1.60%      May 11, 2011    February 28, 2014
   Class R6 Shares                                Contractual     1.60%   September 24, 2012 February 28, 2014
   Class Y Shares                                 Contractual     1.60%      May 11, 2011    February 28, 2014

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco Endeavor Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2013
   Class R Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2009      June 30, 2013
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2009      June 30, 2013
Invesco Global Health Care Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2013
   Investor Class Shares                          Contractual     2.00%      July 1, 2012      June 30, 2013
Invesco Global Markets Strategy Fund/5/
   Class H1 Shares                                Contractual     2.00%   September 25, 2012 February 28, 2014
Invesco International Total Return Fund
   Class A Shares                                 Contractual     1.10%     March 31, 2006   February 28, 2014
   Class B Shares                                 Contractual     1.85%     March 31, 2006   February 28, 2014
   Class C Shares                                 Contractual     1.85%     March 31, 2006   February 28, 2014
   Class R5 Shares                                Contractual     0.85%    October 3, 2008   February 28, 2014
   Class R6 Shares                                Contractual     0.85%   September 24, 2012 February 28, 2014
   Class Y Shares                                 Contractual     0.85%     March 31, 2006   February 28, 2014
Invesco Pacific Growth Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2013
   Class B Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2013
   Class C Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2013
   Class R Shares                                 Contractual     2.50%      July 1, 2012      June 30, 2013
   Class R5 Shares                                Contractual     2.00%      July 1, 2012      June 30, 2013
   Class Y Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2013
Invesco Premium Income Fund
   Class A Shares                                 Contractual     0.89%   December 13, 2011  February 28, 2014
   Class C Shares                                 Contractual     1.64%   December 13, 2011  February 28, 2014
   Class R Shares                                 Contractual     1.14%   December 13, 2011  February 28, 2014
   Class R5 Shares                                Contractual     0.64%   December 13, 2011  February 28, 2014
   Class R6 Shares                                Contractual     0.64%   September 24, 2012 February 28, 2014
   Class Y Shares                                 Contractual     0.64%   December 13, 2011  February 28, 2014
Invesco Select Companies Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2013
   Class R Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2009      June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2009      June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                              ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                                 Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R Shares                                 Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R5 Shares                                Contractual     1.25%      July 1, 2012    June 30, 2013
   Class R6 Shares                                Contractual     1.25%   September 24, 2012 June 30, 2013
   Class Y Shares                                 Contractual     1.25%      July 1, 2012    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                              ------------ ---------- ------------------ -------------
Invesco Dynamics Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                                 Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                                Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco Global Real Estate Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                                 Contractual     2.25%      July 1, 2009    June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2009    June 30, 2013
   Class R6 Shares                                Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
Invesco High Yield Fund
   Class A Shares                                 Contractual     0.89%      June 6, 2011    June 30, 2013
   Class B Shares                                 Contractual     1.64%      June 6, 2011    June 30, 2013
   Class C Shares                                 Contractual     1.64%      June 6, 2011    June 30, 2013
   Class R5 Shares                                Contractual     0.64%      June 6, 2011    June 30, 2013
   Class R6 Shares                                Contractual     0.64%   September 24, 2012 June 30, 2013
   Class Y Shares                                 Contractual     0.64%      June 6, 2011    June 30, 2013
   Investor Class Shares                          Contractual     0.89%      June 6, 2011    June 30, 2013
Invesco High Yield Fund
   Class A Shares                                 Contractual     1.50%      July 1, 2013    June 30, 2014
   Class B Shares                                 Contractual     2.25%      July 1, 2013    June 30, 2014
   Class C Shares                                 Contractual     2.25%      July 1, 2013    June 30, 2014
   Class R5 Shares                                Contractual     1.25%      July 1, 2013    June 30, 2014
   Class R6 Shares                                Contractual     1.25%      July 1, 2013    June 30, 2014
   Class Y Shares                                 Contractual     1.25%      July 1, 2013    June 30, 2014
   Investor Class Shares                          Contractual     1.50%      July 1, 2013    June 30, 2014
Invesco High Yield Securities Fund
   Class A Shares                                 Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.00%      July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.10%      July 1, 2012    June 30, 2013
   Class Y Shares                                 Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco Limited Maturity Treasury Fund
   Class A Shares                                 Contractual     1.50%      July 1, 2012    June 30, 2013
   Class A2 Shares                                Contractual     1.40%      July 1, 2012    June 30, 2013
   Class R5 Shares                                Contractual     1.25%      July 1, 2012    June 30, 2013
   Class Y Shares                                 Contractual     1.25%      July 1, 2012    June 30, 2013
Invesco Municipal Bond Fund
   Class A Shares                                 Contractual     1.50%      July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class Y Shares                                 Contractual     1.25%      July 1, 2012    June 30, 2013
   Investor Class Shares                          Contractual     1.50%      July 1, 2012    June 30, 2013
Invesco Real Estate Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R6 Shares                                Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2012    June 30, 2013
   Investor Class Shares                          Contractual     2.00%      July 1, 2012    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                                  CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                              ------------ ----------  ------------------ -------------
Invesco Short Term Bond Fund
   Class A Shares                                 Contractual     0.56%       June 6, 2011    June 30, 2013
   Class C Shares                                 Contractual     0.91%/2/   March 4, 2009    June 30, 2013
   Class R Shares                                 Contractual     0.91%      March 4, 2009    June 30, 2013
   Class R5 Shares                                Contractual     0.41%      March 4, 2009    June 30, 2013
   Class R6 Shares                                Contractual     0.41%    September 24, 2012 June 30, 2013
   Class Y Shares                                 Contractual     0.41%      March 4, 2009    June 30, 2013
Invesco U.S. Government Fund
   Class A Shares                                 Contractual     1.50%       July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.25%       July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.25%       July 1, 2012    June 30, 2013
   Class R Shares                                 Contractual     1.75%       July 1, 2012    June 30, 2013
   Class R5 Shares                                Contractual     1.25%       July 1, 2012    June 30, 2013
   Class Y Shares                                 Contractual     1.25%       July 1, 2012    June 30, 2013
   Investor Class Shares                          Contractual     1.50%       July 1, 2012    June 30, 2013

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                              ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares                                 Contractual     1.25%     April 30, 2012   June 30, 2013
   Class B Shares                                 Contractual     2.00%     April 30, 2012   June 30, 2013
   Class C Shares                                 Contractual     2.00%     April 30, 2012   June 30, 2013
   Class R Shares                                 Contractual     1.50%     April 30, 2012   June 30, 2013
   Class R5 Shares                                Contractual     1.00%     April 30, 2012   June 30, 2013
   Class R6 Shares                                Contractual     1.00%   September 24, 2012 June 30, 2013
   Class Y Shares                                 Contractual     1.00%     April 30, 2012   June 30, 2013
Invesco Comstock Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2012    June 30, 2013
   Class R Shares                                 Contractual     2.25%      July 1, 2012    June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2012    June 30, 2013
   Class R6 Shares                                Contractual     1.75%   September 24, 2012 June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2012    June 30, 2013
Invesco Energy Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R5 Shares                                Contractual     1.75%      July 1, 2009    June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco Gold & Precious Metals Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013
Invesco Leisure Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009    June 30, 2013
   Class B Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class C Shares                                 Contractual     2.75%      July 1, 2009    June 30, 2013
   Class R Shares                                 Contractual     2.25%      July 1, 2009    June 30, 2013
   Class Y Shares                                 Contractual     1.75%      July 1, 2009    June 30, 2013
   Investor Class Shares                          Contractual     2.00%      July 1, 2009    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ----------------- -----------------
Invesco Mid Cap Growth Fund
   Class A Shares                                 Contractual     2.00%     July 1, 2012      June 30, 2013
   Class B Shares                                 Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                                 Contractual     2.75%     July 1, 2012      June 30, 2013
   Class R Shares                                 Contractual     2.25%     July 1, 2012      June 30, 2013
   Class R5 Shares                                Contractual     1.75%     July 1, 2012      June 30, 2013
   Class Y Shares                                 Contractual     1.75%     July 1, 2012      June 30, 2013
Invesco Small Cap Value Fund
   Class A Shares                                 Contractual     2.00%     July 1, 2012      June 30, 2013
   Class B Shares                                 Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                                 Contractual     2.75%     July 1, 2012      June 30, 2013
   Class Y Shares                                 Contractual     1.75%     July 1, 2012      June 30, 2013
Invesco Technology Fund
   Class A Shares                                 Contractual     2.00%     July 1, 2012      June 30, 2013
   Class B Shares                                 Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                                 Contractual     2.75%     July 1, 2012      June 30, 2013
   Class R5 Shares                                Contractual     1.75%     July 1, 2012      June 30, 2013
   Class Y Shares                                 Contractual     1.75%     July 1, 2012      June 30, 2013
   Investor Class Shares                          Contractual     2.00%     July 1, 2012      June 30, 2013
Invesco Technology Sector Fund
   Class A Shares                                 Contractual     2.00%   February 12, 2010   June 30, 2013
   Class B Shares                                 Contractual     2.75%   February 12, 2010   June 30, 2013
   Class C Shares                                 Contractual     2.75%   February 12, 2010   June 30, 2013
   Class Y Shares                                 Contractual     1.75%   February 12, 2010   June 30, 2013
Invesco Dividend Income Fund
   Class A Shares                                 Contractual     1.10%   February 6, 2013  February 28, 2014
   Class B Shares                                 Contractual     1.85%   February 6, 2013  February 28, 2014
   Class C Shares                                 Contractual     1.85%   February 6, 2013  February 28, 2014
   Class R5 Shares                                Contractual     0.85%   February 6, 2013  February 28, 2014
   Class R6 Shares                                Contractual     0.85%   February 6, 2013  February 28, 2014
   Class Y Shares                                 Contractual     0.85%   February 6, 2013  February 28, 2014
   Investor Class Shares                          Contractual     1.10%   February 6, 2013  February 28, 2014
Invesco Value Opportunities Fund
   Class A Shares                                 Contractual     2.00%     July 1, 2012      June 30, 2013
   Class B Shares                                 Contractual     2.75%     July 1, 2012      June 30, 2013
   Class C Shares                                 Contractual     2.75%     July 1, 2012      June 30, 2013
   Class R Shares                                 Contractual     2.25%     July 1, 2012      June 30, 2013
   Class R5 Shares                                Contractual     1.75%     July 1, 2012      June 30, 2013
   Class Y Shares                                 Contractual     1.75%     July 1, 2012      June 30, 2013

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                              ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                 Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                                Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                                 Contractual     1.25%     July 1, 2012    June 30, 2013
Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                 Contractual     0.75%     June 6, 2011    June 30, 2013
   Class B Shares                                 Contractual     1.50%     June 6, 2011    June 30, 2013
   Class C Shares                                 Contractual     1.50%     June 6, 2011    June 30, 2013
   Class Y Shares                                 Contractual     0.50%     June 6, 2011    June 30, 2013

See page 15 for footnotes to Exhibit A.

                                                         as of February 6, 2013


                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                              ------------ ---------- ----------------- -------------
Invesco Municipal Income Fund
   Class A Shares                                 Contractual     0.83%     June 6, 2011    June 30, 2013
   Class B Shares                                 Contractual     1.58%     June 6, 2011    June 30, 2013
   Class C Shares                                 Contractual     1.58%     June 6, 2011    June 30, 2013
   Class Y Shares                                 Contractual     0.58%     June 6, 2011    June 30, 2013
Invesco Municipal Income Fund
   Class A Shares                                 Contractual     1.50%     July 1, 2013    June 30, 2014
   Class B Shares                                 Contractual     2.25%     July 1, 2013    June 30, 2014
   Class C Shares                                 Contractual     2.25%     July 1, 2013    June 30, 2014
   Class Y Shares                                 Contractual     1.25%     July 1, 2013    June 30, 2014
Invesco New York Tax Free Income Fund
   Class A Shares                                 Contractual     1.50%     July 1, 2012    June 30, 2013
   Class B Shares                                 Contractual     2.25%     July 1, 2012    June 30, 2013
   Class C Shares                                 Contractual     2.25%     July 1, 2012    June 30, 2013
   Class Y Shares                                 Contractual     1.25%     July 1, 2012    June 30, 2013
Invesco Tax-Free Intermediate Fund
   Class A Shares                                 Contractual     1.50%     July 1, 2012    June 30, 2013
   Class A2 Shares                                Contractual     1.25%     July 1, 2012    June 30, 2013
   Class R5 Shares                                Contractual     1.25%     July 1, 2012    June 30, 2013
   Class Y Shares                                 Contractual     1.25%     July 1, 2012    June 30, 2013

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.

                                                         as of February 6, 2013

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/
              --------------------------------------------------

                         SHORT-TERM INVESTMENTS TRUST

                                                  CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                              ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class                          Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                                Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                            Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class                      Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                       Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                                  Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                                 Contractual     0.30%/2/   July 1, 2009    December 31, 2013
Government TaxAdvantage Portfolio
   Cash Management Class                          Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                                Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                            Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class                      Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                       Contractual     0.39%/2/   July 1, 2009    December 31, 2013
   Reserve Class                                  Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                                 Contractual     0.30%/2/   July 1, 2009    December 31, 2013
Liquid Assets Portfolio
   Cash Management Class                          Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                                Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                            Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class                      Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                       Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                                  Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                                 Contractual     0.34%      July 1, 2009    December 31, 2013
STIC Prime Portfolio
   Cash Management Class                          Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                                Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                            Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class                      Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                       Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                                  Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                                 Contractual     0.30%/2/   July 1, 2009    December 31, 2013
Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class                          Contractual     0.33%/2/   July 1, 2009    December 31, 2013
   Corporate Class                                Contractual     0.28%      July 1, 2009    December 31, 2013
   Institutional Class                            Contractual     0.25%      July 1, 2009    December 31, 2013
   Personal Investment Class                      Contractual     0.80%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                       Contractual     0.50%/2/   July 1, 2009    December 31, 2013
   Reserve Class                                  Contractual     1.12%/2/   July 1, 2009    December 31, 2013
   Resource Class                                 Contractual     0.41%/2/   July 1, 2009    December 31, 2013
Treasury Portfolio
   Cash Management Class                          Contractual     0.22%/2/   July 1, 2009    December 31, 2013
   Corporate Class                                Contractual     0.17%      July 1, 2009    December 31, 2013
   Institutional Class                            Contractual     0.14%      July 1, 2009    December 31, 2013
   Personal Investment Class                      Contractual     0.69%/2/   July 1, 2009    December 31, 2013
   Private Investment Class                       Contractual     0.44%/2/   July 1, 2009    December 31, 2013
   Reserve Class                                  Contractual     1.01%/2/   July 1, 2009    December 31, 2013
   Resource Class                                 Contractual     0.30%/2/   July 1, 2009    December 31, 2013

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                         as of February 6, 2013

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS
                    --------------------------------------

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                              ------------ ---------- ----------------- --------------
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                Contractual     0.72%     May 15, 2012    June 30, 2013
   Series II Shares                               Contractual     0.97%     May 15, 2012    June 30, 2013
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                Contractual     0.78%     July 1, 2013    April 30, 2014
   Series II Shares                               Contractual     1.03%     July 1, 2013    April 30, 2014
Invesco V.I. Core Equity Fund
   Series I Shares                                Contractual     1.30%    January 1, 2005  April 30, 2013
   Series II Shares                               Contractual     1.45%    January 1, 2005  April 30, 2013
Invesco V.I. Core Equity Fund
   Series I Shares                                Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                               Contractual     2.25%      May 1, 2013    June 30, 2014
Invesco V.I. Diversified Dividend Fund
   Series I Shares                                Contractual     0.77%     July 1, 2012    April 30, 2013
   Series II Shares                               Contractual     1.02%     July 1, 2012    April 30, 2013
Invesco V.I. Diversified Dividend Fund
   Series I Shares                                Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                               Contractual     2.25%      May 1, 2013    June 30, 2014
Invesco V.I. Diversified Income Fund
   Series I Shares                                Contractual     0.75%     July 1, 2005    April 30, 2014
   Series II Shares                               Contractual     1.00%     July 1, 2005    April 30, 2014
Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                                Contractual     2.00%     July 1, 2012    June 30, 2013
   Series II Shares                               Contractual     2.25%     July 1, 2012    June 30, 2013
Invesco V.I. Global Core Equity Fund
   Series I Shares                                Contractual     2.25%     July 1, 2012    June 30, 2013
   Series II Shares                               Contractual     2.50%     July 1, 2012    June 30, 2013

--------
/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                         as of February 6, 2013

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                              ------------ ---------- ------------------ --------------
Invesco V.I. Global Health Care Fund
   Series I Shares                                Contractual     1.30%     April 30, 2004   April 30, 2013
   Series II Shares                               Contractual     1.45%     April 30, 2004   April 30, 2013
Invesco V.I. Global Health Care Fund
   Series I Shares                                Contractual     2.00%      May 1, 2013     June 30, 2014
   Series II Shares                               Contractual     2.25%      May 1, 2013     June 30, 2014
Invesco V.I. Global Real Estate Fund
   Series I Shares                                Contractual     1.30%     April 30, 2004   April 30, 2013
   Series II Shares                               Contractual     1.45%     April 30, 2004   April 30, 2013
Invesco V.I. Global Real Estate Fund
   Series I Shares                                Contractual     2.00%      May 1, 2013     June 30, 2014
   Series II Shares                               Contractual     2.25%      May 1, 2013     June 30, 2014
Invesco V.I. Government Securities Fund
   Series I Shares                                Contractual     0.70%      July 1, 2012    April 30, 2013
   Series II Shares                               Contractual     0.95%      July 1, 2012    April 30, 2013
Invesco V.I. Government Securities Fund
   Series I Shares                                Contractual     1.50%      May 1, 2013     June 30, 2014
   Series II Shares                               Contractual     1.75%      May 1, 2013     June 30, 2014
Invesco V.I. High Yield Fund
   Series I Shares                                Contractual     0.80%      May 2, 2011     April 30, 2014
   Series II Shares                               Contractual     1.05%      May 2, 2011     April 30, 2014
Invesco V.I. High Yield Securities Fund
   Series I Shares                                Contractual     1.50%      July 1, 2012    June 30, 2013
   Series II Shares                               Contractual     1.75%      July 1, 2012    June 30, 2013
Invesco V.I. International Growth Fund
   Series I Shares                                Contractual     2.25%      July 1, 2012    June 30, 2013
   Series II Shares                               Contractual     2.50%      July 1, 2012    June 30, 2013
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                                Contractual     1.30%   September 10, 2001 April 30, 2013
   Series II Shares                               Contractual     1.45%   September 10, 2001 April 30, 2013
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                                Contractual     2.00%      May 1, 2013     June 30, 2014
   Series II Shares                               Contractual     2.25%      May 1, 2013     June 30, 2014

                                                         as of February 6, 2013

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                              ------------ ---------- ----------------- --------------
Invesco V.I. Money Market Fund
   Series I Shares                                Contractual     1.30%    January 1, 2005  April 30, 2013
   Series II Shares                               Contractual     1.45%    January 1, 2005  April 30, 2013
Invesco V.I. Money Market Fund
   Series I Shares                                Contractual     1.50%      May 1, 2013    June 30, 2014
   Series II Shares                               Contractual     1.75%      May 1, 2013    June 30, 2014
Invesco V.I. S&P 500 Index Fund
   Series I Shares                                Contractual     2.00%     July 1, 2012    June 30, 2013
   Series II Shares                               Contractual     2.25%     July 1, 2012    June 30, 2013
Invesco V.I. Small Cap Equity Fund
   Series I Shares                                Contractual     1.15%     July 1, 2005    April 30, 2013
   Series II Shares                               Contractual     1.40%     July 1, 2005    April 30, 2013
Invesco V.I. Small Cap Equity Fund
   Series I Shares                                Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                               Contractual     2.25%      May 1, 2013    June 30, 2014
Invesco V.I. Technology Fund
   Series I Shares                                Contractual     1.30%    April 30, 2004   April 30, 2013
   Series II Shares                               Contractual     1.45%    April 30, 2004   April 30, 2013
Invesco V.I. Technology Fund
   Series I Shares                                Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                               Contractual     2.25%      May 1, 2013    June 30, 2014
Invesco V.I. Utilities Fund
   Series I Shares                                Contractual     2.00%      May 1, 2012    June 30, 2013
   Series II Shares                               Contractual     2.25%      May 1, 2012    June 30, 2013
Invesco Van Kampen V.I. American Franchise Fund
   Series I Shares                                Contractual     0.90%     July 1, 2012    June 30, 2014
   Series II Shares                               Contractual     1.15%     July 1, 2012    June 30, 2014
Invesco Van Kampen V.I. American Value Fund
   Series I Shares                                Contractual     2.00%     July 1, 2012    June 30, 2013
   Series II Shares                               Contractual     2.25%     July 1, 2012    June 30, 2013
Invesco Van Kampen V.I. Comstock Fund
   Series I Shares                                Contractual     0.72%     July 1, 2012    April 30, 2013
   Series II Shares                               Contractual     0.97%     July 1, 2012    April 30, 2013

                                                         as of February 6, 2013

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                              ------------ ---------- ----------------- --------------
Invesco Van Kampen V.I. Comstock Fund
   Series I Shares                                Contractual     0.78%      May 1, 2013    April 30, 2014
   Series II Shares                               Contractual     1.03%      May 1, 2013    April 30, 2014
Invesco Van Kampen V.I. Equity and Income Fund
   Series I Shares                                Contractual     1.50%     July 1, 2012    June 30, 2013
   Series II Shares                               Contractual     1.75%     July 1, 2012    June 30, 2013
Invesco Van Kampen V.I. Growth and Income Fund
   Series I Shares                                Contractual     0.72%     July 1, 2012    April 30, 2013
   Series II Shares                               Contractual     0.97%     July 1, 2012    April 30, 2013
Invesco Van Kampen V.I. Growth and Income Fund
   Series I Shares                                Contractual     0.78%      May 1, 2013    April 30, 2014
   Series II Shares                               Contractual     1.03%      May 1, 2013    April 30, 2014
Invesco Van Kampen V.I. Mid Cap Growth Fund
   Series I Shares                                Contractual     1.09%     July 1, 2012    June 30, 2014
   Series II Shares                               Contractual     1.34%     July 1, 2012    June 30, 2014
Invesco Van Kampen V.I. Value Opportunities Fund
   Series I Shares                                Contractual     1.30%    January 1, 2005  April 30, 2013
   Series II Shares                               Contractual     1.45%    January 1, 2005  April 30, 2013
Invesco Van Kampen V.I. Value Opportunities Fund
   Series I Shares                                Contractual     2.00%      May 1, 2013    June 30, 2014
   Series II Shares                               Contractual     2.25%      May 1, 2013    June 30, 2014

                                                         as of February 6, 2013

                        EXHIBIT "D" - CLOSED-END FUNDS
                        -------------------------------

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                          ------------ ---------- ----------------- ---------------
Invesco Municipal Income Opportunities Trust  Contractual     0.67%    August 27, 2012  August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- ----------------
Invesco Quality Municipal Income Trust        Contractual     0.50%   October 15, 2012  October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                          ------------ ---------- ----------------- ----------------
Invesco Value Municipal Income Trust          Contractual     0.46%   October 15, 2012  October 31, 2014

                                                               SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco, Invesco Quality Municipal Income Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's

       Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM EQUITY FUNDS
(INVESCO EQUITY                                                                                           EXPIRATION
FUNDS)                                                  WAIVER DESCRIPTION                 EFFECTIVE DATE    DATE
----------------                         ------------------------------------------------- -------------- ----------
Invesco Constellation Fund               Invesco will waive advisory fees to the extent      3/27/2006    07/15/2013
                                         necessary so that advisory fees Invesco receives
                                         do not exceed the annualized rates listed below.
                                         0.695% of the first $250M
                                         0.615% of the next $4B
                                         0.595% of the next $750M
                                         0.57% of the next $2.5B
                                         0.545% of the next $2.5B
                                         0.52% of the excess over $10B

AIM TREASURER'S
SERIES TRUST
(INVESCO TREASURER'S                                                                                       EXPIRATION
SERIES TRUST)                                           WAIVER DESCRIPTION                  EFFECTIVE DATE    DATE
--------------------                     -------------------------------------------------- -------------- ----------
Premier Portfolio                        Invesco will waive advisory fees in the amount of     2/1/2011    12/31/2013
                                         0.07% of the Fund's average daily net assets
Premier U.S. Government Money Portfolio  Invesco will waive advisory fees in the amount of     2/1/2011    12/31/2013
                                         0.07% of the Fund's average daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          -----------------------------------------------------------

PORTFOLIO                                   EFFECTIVE DATE   COMMITTED UNTIL
---------                                  ----------------- ---------------
Invesco American Franchise Fund            February 12, 2010  June 30, 2013
Invesco California Tax-Free Income Fund    February 12, 2010  June 30, 2013
Invesco Core Plus Bond Fund                  June 2, 2009     June 30, 2013
Invesco Equally-Weighted S&P 500 Fund      February 12, 2010  June 30, 2013
Invesco Equity and Income Fund             February 12, 2010  June 30, 2013
Invesco Floating Rate Fund                   July 1, 2007     June 30, 2013
Invesco Global Real Estate Income Fund       July 1, 2007     June 30, 2013
Invesco Growth and Income Fund             February 12, 2010  June 30, 2013
Invesco Pennsylvania Tax Free Income Fund  February 12, 2010  June 30, 2013
Invesco S&P 500 Index Fund                 February 12, 2010  June 30, 2013
Invesco Small Cap Discovery Fund           February 12, 2010  June 30, 2013
Invesco U.S. Quantitative Core Fund          July 1, 2007     June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
                    --------------------------------------

PORTFOLIO                                  EFFECTIVE DATE COMMITTED UNTIL
---------                                  -------------- ---------------
Invesco Charter Fund                       July 1, 2007    June 30, 2013
Invesco Constellation Fund                 July 1, 2007    June 30, 2013
Invesco Disciplined Equity Fund            July 14, 2009   June 30, 2013
Invesco Diversified Dividend Fund          July 1, 2007    June 30, 2013
Invesco Summit Fund                        July 1, 2007    June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)
                     ------------------------------------

FUND                                       EFFECTIVE DATE COMMITTED UNTIL
----                                       -------------- ---------------
Invesco European Small Company Fund         July 1, 2007   June 30, 2013
Invesco Global Core Equity Fund             July 1, 2007   June 30, 2013
Invesco International Small Company Fund    July 1, 2007   June 30, 2013
Invesco Small Cap Equity Fund               July 1, 2007   June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                   ----------------------------------------

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL
----                                       ----------------- ---------------
Invesco Convertible Securities Fund        February 12, 2010  June 30, 2013
Invesco Global Quantitative Core Fund        July 1, 2007     June 30, 2013
Invesco Leaders Fund                       February 12, 2010  June 30, 2013
Invesco Mid Cap Core Equity Fund             July 1, 2007     June 30, 2013
Invesco Small Cap Growth Fund                July 1, 2007     June 30, 2013
Invesco U.S. Mortgage Fund                 February 12, 2010  June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
      -------------------------------------------------------------------

FUND                                        EFFECTIVE DATE COMMITTED UNTIL
----                                        -------------- ---------------
Invesco Asia Pacific Growth Fund             July 1, 2007   June 30, 2013
Invesco European Growth Fund                 July 1, 2007   June 30, 2013
Invesco Global Growth Fund                   July 1, 2007   June 30, 2013
Invesco Global Opportunities Fund           August 3, 2012  June 30, 2013
Invesco Global Small & Mid Cap Growth Fund   July 1, 2007   June 30, 2013
Invesco International Growth Fund            July 1, 2007   June 30, 2013
Invesco International Core Equity Fund       July 1, 2007   June 30, 2013
Invesco Select Opportunities Fund           August 3, 2012  June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                ----------------------------------------------

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                              ------------------ ---------------
Invesco Balanced-Risk Allocation Fund*               May 29, 2009     June 30, 2013
Invesco Balanced-Risk Commodity Strategy Fund**   November 29, 2010   June 30, 2013
Invesco China Fund                                   July 1, 2007     June 30, 2013
Invesco Commodities Strategy Fund***              February 12, 2010   June 30, 2013
Invesco Developing Markets Fund                      July 1, 2007     June 30, 2013
Invesco Emerging Markets Equity Fund                 May 11, 2011     June 30, 2013
Invesco Emerging Market Local Currency Debt Fund    June 14, 2010     June 30, 2013
Invesco Endeavor Fund                                July 1, 2007     June 30, 2013
Invesco Global Health Care Fund                      July 1, 2007     June 30, 2013
Invesco Global Markets Strategy Fund              September 25, 2012  June 30, 2013
Invesco International Total Return Fund              July 1, 2007     June 30, 2013
Invesco Pacific Growth Fund                       February 12, 2010   June 30, 2013
Invesco Premium Income Fund                       December 13, 2011   June 30, 2013
Invesco Select Companies Fund                        July 1, 2007     June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
     ---------------------------------------------------------------------

FUND                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                              ----------------- ---------------
Invesco Corporate Bond Fund                       February 12, 2010  June 30, 2013
Invesco Dynamics Fund                               July 1, 2007     June 30, 2013
Invesco Global Real Estate Fund                     July 1, 2007     June 30, 2013
Invesco High Yield Fund                             July 1, 2007     June 30, 2013
Invesco High Yield Securities Fund                February 12, 2010  June 30, 2013
Invesco Limited Maturity Treasury Fund              July 1, 2007     June 30, 2013
Invesco Money Market Fund                           July 1, 2007     June 30, 2013
Invesco Municipal Bond Fund                         July 1, 2007     June 30, 2013
Invesco Real Estate Fund                            July 1, 2007     June 30, 2013
Invesco Short Term Bond Fund                        July 1, 2007     June 30, 2013
Invesco U.S. Government Fund                        July 1, 2007     June 30, 2013

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity
   Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
***Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

                                                               SUB-ITEM 77Q1(e)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
                    --------------------------------------

FUND                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                              ----------------- ---------------
Invesco American Value Fund                       February 12, 2010  June 30, 2013
Invesco Comstock Fund                             February 12, 2010  June 30, 2013
Invesco Energy Fund                                 July 1, 2007     June 30, 2013
Invesco Gold & Precious Metals Fund                 July 1, 2007     June 30, 2013
Invesco Leisure Fund                                July 1, 2007     June 30, 2013
Invesco Mid Cap Growth Fund                       February 12, 2010  June 30, 2013
Invesco Small Cap Value Fund                      February 12, 2010  June 30, 2013
Invesco Technology Fund                             July 1, 2007     June 30, 2013
Invesco Technology Sector Fund                    February 12, 2010  June 30, 2013
Invesco Utilities Fund                              July 1, 2007     June 30, 2013
Invesco Value Fund                                February 12, 2010  June 30, 2013
Invesco Value Opportunities Fund                  February 12, 2010  June 30, 2013

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
                ----------------------------------------------

FUND                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                              ----------------- ---------------
Invesco High Yield Municipal Fund                 February 12, 2010  June 30, 2013
Invesco Intermediate Term Municipal Income Fund   February 12, 2010  June 30, 2013
Invesco Municipal Income Fund                     February 12, 2010  June 30, 2013
Invesco New York Tax Free Income Fund             February 12, 2010  June 30, 2013
Invesco Tax-Exempt Cash Fund                        July 1, 2007     June 30, 2013
Invesco Tax-Free Intermediate Fund                  July 1, 2007     June 30, 2013

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
        ---------------------------------------------------------------

FUND                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                              ----------------- ---------------
Invesco V.I. Balanced-Risk Allocation Fund****    December 22, 2010  June 30, 2013
Invesco V.I. Core Equity Fund                       July 1, 2007     June 30, 2013
Invesco V.I. Diversified Dividend Fund            February 12, 2010  June 30, 2013
Invesco V.I. Diversified Income Fund                July 1, 2007     June 30, 2013
Invesco V.I. Equally-Weighted S&P 500 Fund        February 12, 2010  June 30, 2013
Invesco V.I. Global Core Equity Fund              February 12, 2010  June 30, 2013
Invesco V.I. Global Health Care Fund                July 1, 2007     June 30, 2013
Invesco V.I. Global Real Estate Fund                July 1, 2007     June 30, 2013
Invesco V.I. Government Securities Fund             July 1, 2007     June 30, 2013
Invesco V.I. High Yield Fund                        July 1, 2007     June 30, 2013
Invesco V.I. High Yield Securities Fund           February 12, 2010  June 30, 2013
Invesco V.I. International Growth Fund              July 1, 2007     June 30, 2013
Invesco V.I. Mid Cap Core Equity Fund               July 1, 2007     June 30, 2013
Invesco V.I. Money Market Fund                      July 1, 2007     June 30, 2013
Invesco V.I. S&P 500 Index Fund                   February 12, 2010  June 30, 2013
Invesco V.I. Small Cap Equity Fund                  July 1, 2007     June 30, 2013
Invesco V.I. Technology Fund                        July 1, 2007     June 30, 2013
Invesco V.I. Utilities Fund                         July 1, 2007     June 30, 2013
Invesco Van Kampen V.I. American FranchiseFund    February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. American Value Fund       February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Comstock Fund             February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Equity and Income Fund    February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Growth and Income Fund    February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Mid Cap Growth Fund       February 12, 2010  June 30, 2013
Invesco Van Kampen V.I. Value Opportunities Fund    July 1, 2007     June 30, 2013

--------
****Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                         SHORT-TERM INVESTMENTS TRUST
                         -----------------------------

FUND                                          EFFECTIVE DATE COMMITTED UNTIL
----                                          -------------- ---------------
Government TaxAdvantage Portfolio              July 1, 2007   June 30, 2013
STIC Prime Portfolio                           July 1, 2007   June 30, 2013
Treasury Portfolio                             July 1, 2007   June 30, 2013

                               CLOSED-END FUNDS
                               -----------------

FUND                                          EFFECTIVE DATE COMMITTED UNTIL
----                                          -------------- ---------------
Invesco Municipal Income Opportunities Trust   June 1, 2010   June 30, 2013
Invesco Quality Municipal Income Trust         June 1, 2010   June 30, 2013
Invesco Value Municipal Income Trust           June 1, 2010   June 30, 2013

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 23
                                      TO
            AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                      OF
        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

   This Amendment No. 23 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (this "Amendment") amends, effective May 1, 2013 the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the "Trust") dated as of September 14, 2005, as amended (the "Agreement").

   Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trust desires to amend the Agreement to change the names of Invesco Van Kampen V.I. American Franchise Fund to Invesco V.I. American Franchise Fund, Invesco Van Kampen V.I. American Value Fund to Invesco V.I. American Value Fund, Invesco Van Kampen V.I. Comstock Fund to Invesco V.I. Comstock Fund, Invesco Van Kampen V.I. Equity and Income Fund to Invesco V.I. Equity and Income Fund, Invesco Van Kampen V.I. Growth and Income Fund to Invesco V.I. Growth and Income Fund, Invesco Van Kampen V.I. Mid Cap Growth Fund to Invesco V.I. Mid Cap Growth Fund and Invesco Van Kampen V.I. Value Opportunities Fund to Invesco V.I. Value Opportunities Fund;

   NOW, THEREFORE, the Agreement is hereby amended as follows:

       1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

       2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

       3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 16, 2012

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1
                                  "SCHEDULE A

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
---------                                   -------------------------
Invesco V.I. Balanced-Risk Allocation Fund  Series I Shares
                                            Series II Shares

Invesco V.I. Core Equity Fund               Series I Shares
                                            Series II Shares

Invesco V.I. Diversified Income Fund        Series I Shares
                                            Series II Shares

Invesco V.I. Diversified Dividend Fund      Series I Shares
                                            Series II Shares

Invesco V.I. Equally-Weighted S&P 500 Fund  Series I Shares
                                            Series II Shares

Invesco V.I. Global Core Equity Fund        Series I Shares
                                            Series II Shares

Invesco V.I. Global Health Care Fund        Series I Shares
                                            Series II Shares

Invesco V.I. Global Real Estate Fund        Series I Shares
                                            Series II Shares

Invesco V.I. Government Securities Fund     Series I Shares
                                            Series II Shares

Invesco V.I. High Yield Fund                Series I Shares
                                            Series II Shares

Invesco V.I. High Yield Securities Fund     Series I Shares
                                            Series II Shares

Invesco V.I. International Growth Fund      Series I Shares
                                            Series II Shares

Invesco V.I. Mid Cap Core Equity Fund       Series I Shares
                                            Series II Shares

Invesco V.I. Money Market Fund              Series I Shares
                                            Series II Shares

Invesco V.I. S&P 500 Index Fund             Series I Shares
                                            Series II Shares

Invesco V.I. Small Cap Equity Fund          Series I Shares
                                            Series II Shares

PORTFOLIO                              CLASSES OF EACH PORTFOLIO
---------                              -------------------------
Invesco V.I. Technology Fund           Series I Shares
                                       Series II Shares

Invesco V.I. Utilities Fund            Series I Shares
                                       Series II Shares

Invesco V.I. American Franchise Fund   Series I Shares
                                       Series II Shares

Invesco V.I. American Value Fund       Series I Shares
                                       Series II Shares

Invesco V.I. Comstock Fund             Series I Shares
                                       Series II Shares

Invesco V.I. Equity and Income Fund    Series I Shares
                                       Series II Shares

Invesco V.I. Growth and Income Fund    Series I Shares
                                       Series II Shares

Invesco V.I. Mid Cap Growth Fund       Series I Shares
                                       Series II Shares

Invesco V.I. Value Opportunities Fund  Series I Shares
                                       Series II Shares"

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 25
                                      TO
                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment (the "Amendment") dated July 16, 2012, amends the Master Investment Advisory Agreement (the "Agreement"), dated May 1, 2000, between AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the parties desire to (i) remove Invesco V.I. Leisure Fund, Invesco V.I. Capital Appreciation Fund and Invesco V.I. Capital Development Fund; and
(ii) change the name of the following series portfolios: Invesco V.I. Basic Value Fund to Invesco Van Kampen V.I. Value Opportunities Fund, Invesco V.I. Dividend Growth Fund to Invesco V.I. Diversified Dividend Fund, Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund to Invesco V.I. Equally Weighted S&P 500 Fund, Invesco Van Kampen V.I. Global Value Equity Fund to Invesco V.I. Global Core Equity Fund, Invesco Van Kampen V.I. Capital Growth Fund to Invesco Van Kampen V.I. American Franchise Fund and Invesco Van Kampen V.I. Mid Cap Value Fund to Invesco Van Kampen V.I. American Value Fund;

   NOW, THEREFORE, the parties agree that:

    1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

                                                  EFFECTIVE DATE OF
NAME OF FUND                                      ADVISORY AGREEMENT
------------                                      ------------------
Invesco V.I. Balanced-Risk Allocation Fund         January 7, 2011
Invesco V.I. Core Equity Fund                        May 1, 2000
Invesco V.I. Diversified Income Fund                 May 1, 2000
Invesco V.I. Global Health Care Fund                April 30, 2004
Invesco V.I. Global Real Estate Fund                April 30, 2004
Invesco V.I. Government Securities Fund              May 1, 2000
Invesco V.I. High Yield Fund                         May 1, 2000
Invesco V.I. International Growth Fund               May 1, 2000
Invesco V.I. Mid Cap Core Equity Fund             September 10, 2001
Invesco V.I. Money Market Fund                       May 1, 2000
Invesco V.I. Small Cap Equity Fund                September 1, 2003
Invesco V.I. Technology Fund                        April 30, 2004
Invesco V.I. Utilities Fund                         April 30, 2004
Invesco V.I. Diversified Dividend Fund            February 12, 2010
Invesco V.I. High Yield Securities Fund           February 12, 2010
Invesco V.I. S&P 500 Index Fund                   February 12, 2010
Invesco V.I. Equally-Weighted S&P 500 Fund        February 12, 2010
Invesco Van Kampen V.I. American Franchise Fund   February 12, 2010
Invesco Van Kampen V.I. American Value Fund       February 12, 2010
Invesco Van Kampen V.I. Comstock Fund             February 12, 2010
Invesco Van Kampen V.I. Equity and Income Fund    February 12, 2010
Invesco Van Kampen V.I. Global Core Equity Fund   February 12, 2010
Invesco Van Kampen V.I. Growth and Income Fund    February 12, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund       February 12, 2010
Invesco Van Kampen V.I. Value Opportunities Fund  September 10, 2001

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                  INVESCO V.I. BALANCED-RISK ALLOCATION FUND

NET ASSETS                     ANNUAL RATE*
----------                     ------------
First $250 million............     0.95%
Next $250 million.............    0.925%
Next $500 million.............     0.90%
Next $1.5 billion.............    0.875%
Next $2.5 billion.............     0.85%
Next $2.5 billion.............    0.825%
Next $2.5 billion.............     0.80%
Over $10 billion..............    0.775%

* To the extent Invesco V.I. Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund IV Ltd., a direct wholly-owned subsidiary of Invesco V.I. Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco V.I. Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund IV Ltd.

               INVESCO VAN KAMPEN V.I. VALUE OPPORTUNITIES FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $250 million............    0.695%
Next $250 million.............     0.67%
Next $500 million.............    0.645%
Next $1.5 billion.............     0.62%
Next $2.5 billion.............    0.595%
Next $2.5 billion.............     0.57%
Next $2.5 billion.............    0.545%
Over $10 billion..............     0.52%

                         INVESCO V.I. CORE EQUITY FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $250 million............    0.65%
Over $250 million.............    0.60%

                     INVESCO V.I. DIVERSIFIED INCOME FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $250 million............    0.60%
Over $250 million.............    0.55%

                      INVESCO V.I. SMALL CAP EQUITY FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $250 million............    0.745%
Next $250 million.............     0.73%
Next $500 million.............    0.715%
Next $1.5 billion.............     0.70%
Next $2.5 billion.............    0.685%
Next $2.5 billion.............     0.67%
Next $2.5 billion.............    0.655%
Over $10 billion..............     0.64%

                     INVESCO V.I. GLOBAL HEALTH CARE FUND
                     INVESCO V.I. GLOBAL REAL ESTATE FUND
                         INVESCO V.I. TECHNOLOGY FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $250 million............    0.75%
Next $250 million.............    0.74%
Next $500 million.............    0.73%
Next $1.5 billion.............    0.72%
Next $2.5 billion.............    0.71%
Next $2.5 billion.............    0.70%
Next $2.5 billion.............    0.69%
Over $10 billion..............    0.68%

                    INVESCO V.I. GOVERNMENT SECURITIES FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $250 million............    0.50%
Over $250 million.............    0.45%

                         INVESCO V.I. HIGH YIELD FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $200 million............    0.625%
Next $300 million.............     0.55%
Next $500 million.............     0.50%
Over $1 billion...............     0.45%

                    INVESCO V.I. INTERNATIONAL GROWTH FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $250 million............    0.75%
Over $250 million.............    0.70%

                     INVESCO V.I. MID CAP CORE EQUITY FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $500 million............    0.725%
Next $500 million.............    0.700%
Next $500 million.............    0.675%
Over $1.5 billion.............     0.65%

                        INVESCO V.I. MONEY MARKET FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $250 million............    0.40%
Over $250 million.............    0.35%

                          INVESCO V.I. UTILITIES FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
All Assets....................    0.60%

                    INVESCO V.I. DIVERSIFIED DIVIDEND FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $250 million............    0.545%
Next $750 million.............     0.42%
Next $1 billion...............    0.395%
Over $2 billion...............     0.37%

                INVESCO VAN KAMPEN V.I. GLOBAL CORE EQUITY FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $1 billion..............     0.67%
Next $500 million.............    0.645%
Next $1 billion...............     0.62%
Next $1 billion...............    0.595%
Next $1 billion...............     0.57%
Over $4.5 billion.............    0.545%

                    INVESCO V.I. HIGH YIELD SECURITIES FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $500 million............     0.42%
Next $250 million.............    0.345%
Next $250 million.............    0.295%
Next $1 billion...............     0.27%
Next $1 billion...............    0.245%
Over $3 billion...............     0.22%

                        INVESCO V.I. S&P 500 INDEX FUND
                  INVESCO V.I. EQUALLY-WEIGHTED S&P 500 FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $2 billion..............    0.12%
Over $2 billion...............    0.10%

                INVESCO VAN KAMPEN V.I. AMERICAN FRANCHISE FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $250 million............    0.695%
Next $250 million.............     0.67%
Next $500 million.............    0.645%
Next $500 billion.............     0.62%
Next $3.45 billion............     0.60%
Next $250 million.............    0.595%
Next $2.25 billion............     0.57%
Next $2.5 billion.............    0.545%
Over $10 billion..............     0.52%

                     INVESCO VAN KAMPEN V.I. COMSTOCK FUND
                INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $500 million............    0.60%
Over $500 million.............    0.55%

                INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $150 million............    0.50%
Next $100 million.............    0.45%
Next $100 million.............    0.40%
Over $350 million.............    0.35%

                  INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $500 million............    0.75%
Next $500 million.............    0.70%
Over $1 billion...............    0.65%

                  INVESCO VAN KAMPEN V.I. AMERICAN VALUE FUND

NET ASSETS                     ANNUAL RATE
----------                     -----------
First $1 billion..............    0.72%
Over $1 billion...............    0.65%"

    2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above

                                                   AIM VARIABLE INSURANCE FUNDS
                                             (INVESCO VARIABLE INSURANCE FUNDS)

Attest:  /s/ Peter A. Davidson            By:  /s/ John M. Zerr
         -------------------------------       --------------------------------
         Assistant Secretary                   John M. Zerr
                                               Senior Vice President

(SEAL)

                                                         INVESCO ADVISERS, INC.


Attest:  /s/ Peter A. Davidson            By:  /s/ John M. Zerr
         -------------------------------       --------------------------------
         Assistant Secretary                   John M. Zerr
                                               Senior Vice President

(SEAL)